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                                                                    Exhibit 32.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       OF CENTURY BUSINESS SERVICES, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of Century Business Services, Inc. (the "Issuer").

I, Steven L. Gerard, the Chief Executive Officer of the Issuer, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated: November 13, 2003


                                                /s/ Steven L. Gerard
                                        ----------------------------------------
                                                    Steven L. Gerard, CEO


Subscribed and sworn to before me
this 13th day of November, 2003.


         /s/ Michael W. Gleespen
--------------------------------------------
Name: Michael W. Gleespen
Title: Notary Public & Attorney-At-Law
Registered in Franklin County, Ohio
No Expiration Date